POWER OF ATTORNEY

The undersigned officer of State Street Master Trust (the "Trust") hereby constitutes and appoints Stephen C. Schuyler, Esq., and Jennifer S. Fromm, Esq. each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust or its affiliates with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust or its affiliates concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of December, 1999.



SIGNATURE                            TITLE


/s/ James B. Little                  President and Treasurer
----------------------
James B. Little

POWER OF ATTORNEY

The undersigned Trustee of State Street Master Trust (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and Jennifer Fromm, Esq., each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 19th day of January, 2000.



SIGNATURE                           TITLE


/s/ William Boyan                   Trustee
--------------------
William Boyan

POWER OF ATTORNEY

The undersigned Trustee of State Street Master Trust (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and Jennifer Fromm, Esq., each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 19th day of January, 2000.



SIGNATURE                           TITLE


/s/ Michael Holland                 Trustee
---------------------
Michael Holland

POWER OF ATTORNEY

The undersigned Trustee of State Street Master Trust (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and Jennifer Fromm, Esq., each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 19th day of January, 2000.



SIGNATURE                           TITLE


/s/ Douglas Williams                Trustee
----------------------
Douglas Williams

POWER OF ATTORNEY

The undersigned Trustee of State Street Master Trust (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and Jennifer Fromm, Esq., each of them with full powers of substitution, as her true and lawful attorney-in-fact and agent to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 19th day of January, 2000.



SIGNATURES                          TITLE


/s/ Rina K. Spence                  Trustee
-------------------
Rina K. Spence